                                                                  EXHIBIT 10HH-1
                                    AGREEMENT

         THIS AGREEMENT is made and entered into this 19th day of November, 2001, by and between BellSouth Corporation, a Georgia corporation ("Company"), and Ronald M. Dykes ("Executive"):

         REASONS FOR THIS AGREEMENT. Company has identified Executive as an individual with significant skills and experience critical to the business of Company. In view of the significant and growing demand for executive talent, the potential impact on Company's executives of the transformational changes occurring within our industry and company, and the need to ensure continuity of Company's senior executive team, Company desires to provide Executive through this Agreement with certain incentives to remain in Company's employment. This Agreement is also designed to impose certain reasonable restrictions on Executive's activities designed to protect Company's interests should Executive's employment terminate.

         Executive has been employed by Company and its Affiliated Companies since 1971 and, during his tenure, has served in a variety of senior capacities. Executive assumed his current position as Chief Financial Officer in 1995. Executive is responsible for all financial matters and investor relations for Company and all Affiliated Companies and reports to Company's Chairman.

         Executive acknowledges that Company and Affiliated Companies have disclosed or made available Confidential Information to Executive which could be used by Executive to Company's or Affiliated Companies' detriment. In addition, in connection with his employment, Executive has developed important relationships and contacts with employees valuable to Company and Affiliated Companies.

         Executive further acknowledges that the covenant not to compete and other restrictive covenants in this Agreement are fair and reasonable, that enforcement of the provisions of this Agreement will not cause him undue hardship, and that the provisions of this Agreement are reasonably necessary and commensurate with the need to protect Company and Affiliated Companies and their business interests and property from irreparable harm.

         Executive and Company have previously entered into an agreement dated October 26, 2000 (the "Prior Agreement"). Executive and Company now desire to replace the Prior Agreement with this Agreement (except to the extent expressly provided in Section 1 of this Agreement).

         AGREEMENT. In consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and Company agree as follows:

         1. PRIOR AGREEMENT. Executive and Company agree and acknowledge that, upon execution of this Agreement, this Agreement supercedes the Prior Agreement in all respects, except for the terms of Section 1 of the Prior Agreement (regarding a grant to Executive of Restricted Shares, which Restated Shares Award is amended, however, in part in Section 3 of this Agreement).

         2. TERMINATION BEFORE 2004. In the event Executive's employment is terminated on or before December 31, 2003, under circumstances described below in this Section 2, Company shall pay to Executive a termination allowance. The termination allowance shall be an amount equal to the sum of (i) two hundred percent (200%) of Executive's Base Salary in effect on the date of Executive's termination of employment, plus (ii) two hundred percent (200%) of the standard award amount applicable to Executive under the BellSouth Short Term Incentive Award Plan ("STIAP") for the year in which his date of termination occurs, less all applicable withholdings, payable in a single lump sum payment. Payment of the termination allowance shall be made as soon as practicable following Executive's termination of employment under circumstances entitling him to such payment, and satisfaction of all conditions described in this Agreement on Executive's entitlement to such payment.

         For purposes of this Agreement, "Base Salary" shall refer to the gross annual base salary payable to Executive including (i) the amounts of any before-tax contributions made by Executive from such salary to the BellSouth Retirement Savings Plan, or any other tax-qualified cash or deferred arrangement sponsored by Company, and (ii) the amount of any other deferrals of such salary under any nonqualified deferred compensation plan(s) maintained by Company.

         Executive's employment shall be deemed to have been terminated under circumstances described in this Section 2 only if all of the following conditions are satisfied:

                  (A) Executive's employment is terminated either (1) by Company, other than for Cause, or (2) by Executive for Good Reason; and

                  (B)      Executive executes a release satisfying the terms of
                           Section 5(b) of this Agreement; and

                  (C) Executive executes an agreement regarding competition with Company and Affiliated Companies satisfying the terms of Section 8(b) of this Agreement; and

                  (D) Executive is not transferred to or reemployed by an Affiliated Company.

         3. RESTRICTED SHARES AWARD. If Executive remains actively employed by Company or an Affiliated Company (or a successor to any such entity) through December 31, 2003, the Restricted Shares Award described in Section 1 of the Prior Agreement shall be 100% vested on December 31, 2003, notwithstanding the vesting scheduled described in the Restricted Shares Award Agreement (described in the Prior Agreement).

         4. SPECIAL RETIREMENT BENEFITS. If Executive retires between January 1, 2004 and June 30, 2004, on a date selected by Company, Executive shall be entitled to the special retirement benefits described in this Section 4.

         (a)      SERP BENEFIT. Upon retirement as described above in this
Section 4, Executive shall be entitled to benefits under SERP equal to the greater of:

                  (i) an aggregate annual benefit based on (A) sixty percent (60%) of "Included Earnings" (as such term is defined in SERP), instead of the formula described in section 4.4(a)(i)(A) of SERP, and (B) no early retirement discount, instead of the otherwise applicable early retirement discount described in section 4.4(c) of SERP; and

                  (ii) the benefits provided to Executive under SERP without regard to this Section 4(a).

         Except as otherwise provided in this Section 4(a), all other terms and conditions of SERP shall govern Executive's entitlement to benefits thereunder. In the event SERP shall be amended or restated or redesigned, benefits payable with respect to Executive under such amended, restated or redesigned plan shall include a benefit enhancement designed to approximate as nearly as reasonably possible the SERP benefit enhancement described in this Section 4(a).

         (b) RETIREMENT ALLOWANCE. Upon retirement as described above in this Section 4, and satisfaction of the conditions described in this Section 4(b), Company shall pay to Executive a retirement allowance. The retirement allowance shall be an amount equal to the sum of (i) two hundred percent (200%) of Executive's Base Salary in effect on the date of Executive's retirement, plus
(ii) one hundred percent (100%) of the standard award amount applicable to Executive under STIAP for the year in which his retirement occurs, less all applicable withholdings, payable in a single lump sum payment. Payment of the retirement allowance shall be made as soon as practicable following Executive's retirement under circumstances entitling him to such payment, and satisfaction of all conditions described in this Agreement on Executive's entitlement to such payment.

         Executive shall be entitled to the retirement allowance described in this Section 4(b) if all of the following conditions are satisfied:

                  (A)      Executive executes a release satisfying the terms of
                           Section 5(b) of this Agreement; and

                  (B) Executive executes an agreement regarding competition with Company and Affiliated Companies satisfying the terms of Section 8(b) of this Agreement; and

                  (C) Executive is not transferred to or reemployed by an Affiliated Company.

         5. DISCHARGE AND WAIVER. (a) Executive fully releases and forever discharges Company and Affiliated Companies, and any employee, officer, director, representative, agent, successor or assign of Company and Affiliated Companies (both in their personal and official capacities), and all persons acting by, through and under or in concert with any of them, from any and all claims, demands, causes of action, remedies, obligations, costs and expenses of whatever nature, whether under the common law, state law, federal law (including but not limited to the Age Discrimination in Employment Act of 1967) or otherwise, through the date of this Agreement, including those arising from or in connection with the terms and conditions of employment with Company (and Affiliated Companies). This paragraph is not intended to and shall not affect benefits to which Executive may be entitled under any pension, savings, health, welfare, or other benefit plan in which Executive is a participant.

         (b) Furthermore, Company's obligations under this Agreement upon termination of Executive's employment, and Executive's entitlement to any such benefits, are expressly conditioned upon execution by Executive, upon termination of his employment, of a release agreement substantially in the form of the release agreement attached to this Agreement as Exhibit "A," which is incorporated herein by this reference.

         6. COVENANT NOT TO SUE. Executive covenants and agrees not to make or file any claim, demand or cause of action or seek any remedy of whatever nature, whether under the common law, state law, federal law or otherwise, arising from or in connection with the matters discharged and waived in Section 5, above. Notwithstanding the foregoing, in the event Executive files a charge or lawsuit under the Age Discrimination in Employment Act of 1967 ("ADEA") and thereby challenges the validity of the release described in Section 5, such charge or lawsuit will not be considered a breach of this Section 6.

         7. CONFIDENTIAL INFORMATION. Executive agrees to protect Confidential Information. Executive will not use, except in connection with work for Company or Affiliated Companies, threaten to use, disclose or threaten to disclose, give or threaten to give to others any Confidential Information. For purposes of this Agreement, "Confidential Information" shall mean information, whether generated internally or externally, relating to Company's business or to Affiliated Companies' businesses which derives economic value, actual or potential, from not being generally known to other Persons and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy or confidentiality, including, but not limited to, studies and analyses, technical or nontechnical data, programs, patterns, compilations, devices, methods, models (including cost and/or pricing models and operating models), techniques, drawings, processes, employee compensation data, and financial data (including marketing information and strategies and personnel data). For purposes of this Agreement, Confidential Information does not include information which is not a trade secret three (3) years after termination of Executive's employment with Company, but shall continue to include trade secrets as long as information remains a trade secret under applicable law.

         8. LIMITATION ON COMPETITION. (a) In consideration of the payments and other rights and benefits that are being provided to Executive under this Agreement, while employed by Company or an Affiliated Company, and during the period of eighteen (18) months after the termination of such employment, Executive agrees not to provide services (as more fully described in the third paragraph of this Section 8) in competition with Company or any Affiliated Company to any person or entity which provides products or services identical to or substantially similar to products and services provided by Company or Affiliated Companies in the same business market(s), whether as an employee, consultant, independent contractor, advisor or director, within the Territory.

         For purposes of this Agreement, the term "Territory" shall mean the territory in which Executive provides services to Company and Affiliated Companies, consisting of those portions of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee, and those additional markets listed on Exhibit "B" attached hereto and incorporated herein by this reference, in which Company or Affiliated Companies are engaged in business as of the date of this Agreement. Executive agrees that because of the widespread nature of Company's business, breach of this Agreement by engaging in competitive activity anywhere in this broad Territory would irreparably injure Company or Affiliated Companies and that, therefore, a more limited geographic restriction is neither feasible nor appropriate.

         The services which Executive has provided to Company and Affiliated Companies, and which Executive shall be prohibited from providing in competition with Company or Affiliated Companies in accordance with the terms of this Agreement shall be financial management, planning, administration, strategic planning, and advisory services with respect to the communications services business, including without limitation all forms of wireline (including without limitation local exchange, exchange access and intraLATA toll) telecommunications services, systems and products, all forms of wireless (including without limitation cellular, personal communications service, and mobile data) communications services, systems and products, all forms of electronic commerce or communications including internet and other web based applications, data transmission and networking, entertainment services, systems and products, paging services, systems and products, and advertising and publishing, to the extent engaged in by Company and Affiliated Companies on the date of this Agreement.

         Executive represents to Company that Executive's education, training and experience are such that this covenant not to compete will not jeopardize or significantly interfere with Executive's ability to secure other gainful employment.

         (b) After Executive's termination of employment, Company's obligation to provide any of the benefits, entitlements or payments described in this Agreement or in the Restricted Shares Award Agreement are expressly conditioned upon execution by Executive of an agreement, in form and substance reasonably acceptable to Company, and reflecting terms substantially identical to the terms of Section 8(a) of this Agreement updated, however, to reflect, as of the date of Executive's termination of employment, (i) the products and services provided by Company and Affiliated Companies, (ii) the territory in which such products and services are provided by Company and Affiliated Companies, and (iii) the nature of the services provided, and activities engaged in, by Executive, on behalf of Company and Affiliated Companies. Upon execution of such agreement, the provisions of
Section 8(a) of this Agreement shall thereafter be void.

         (c) In the event that Executive either (i) fails or refuses to execute an agreement satisfying the terms of Section 8(b) of this Agreement following his termination of employment, or (ii) fails to comply with the terms of Section 8(a), the agreement described in Section 8(b), or Section 9 of this Agreement, then, in addition to all other rights and remedies available to Company and Affiliated Companies under this Agreement or at law or in equity:

                  (A) all amounts otherwise payable by Company or an Affiliated Company to (or on behalf of) Executive pursuant to the terms of this Agreement for periods subsequent to the date of termination of employment, with regard to clause (i) above, or the date of such failure, with regard to clause (ii) above, as the case may be, shall be forfeited and Company and Affiliated Companies shall cease to be under any further obligation to Executive with respect to the compensation and benefits described in this Agreement;

                  (B) Executive shall refund to Company promptly any and all amounts previously paid to or on behalf of Executive pursuant to the terms of this Agreement for periods subsequent to the occurrence of any event described in clause (ii) above of this Section 8(c); and

                  (C) Executive shall promptly return to Company all shares of Company's common stock delivered to Executive pursuant to the Restricted Shares Award plus, if any of such shares shall have been previously disposed of, a cash amount equal to the proceeds from such disposition (or the fair market value of such shares on the date of such disposition, if disposed of for less than fair market value).

         9. LIMITATION ON SOLICITATION OF COMPANY PERSONNEL. In consideration of the payments and other rights and benefits that are being provided to Executive under this Agreement, during the period of eighteen (18) months after his termination of employment, Executive will not, directly or indirectly, induce or solicit any employee or other personnel, director, advisor or independent contractor of Company or any Affiliated Company to sever his or its relationship with Company or the Affiliated Company, or recruit or attempt to recruit such parties to enter into a similar relationship with another business; provided, however, that this restriction shall apply only to parties with whom Executive had material contact within eighteen (18) months prior to the termination of such employment. However, Executive may hire or otherwise engage on behalf of himself or on behalf of any company or entity any party who terminated his or its relationship with the Company or an Affiliated Company without any inducement or attempted inducement or solicitation by Executive.

         10. INTERPRETATION; SEVERABILITY OF INVALID PROVISIONS. Executive acknowledges and agrees that the limitations described in this Agreement, including specifically the limitations upon his activities, are reasonable in scope, are necessary for the protection of Company's and Affiliated Companies' business, and form an essential part of the consideration for which this Agreement has been entered into. It is the intention of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under applicable laws and public policies. Nonetheless, the rights and restrictions contained in this Agreement may be exercised and shall be applicable and binding only to the extent they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect. The provisions of this Agreement do not in any way limit or abridge Company's or Affiliated Companies' rights under the laws of unfair competition, trade secret, copyright, patent, trademark or any other applicable law(s), all of which are in addition to and cumulative of Company's or Affiliated Companies' rights under this Agreement. Executive agrees that the existence of any claim by Executive against Company or any Affiliated Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to enforcement by Company or any Affiliated Company of any or all of such provisions or covenants.

         11. RELIEF. The parties acknowledge that a breach or threatened breach by Executive of any of the terms of this Agreement would result in material and irreparable damage and injury to Company or Affiliated Companies, and that it would be difficult or impossible to establish the full monetary value of such damage. Therefore, Company and Affiliated Companies shall be entitled to injunctive relief in the event of Executive's breach or threatened breach of any of the terms contained in this Agreement. In the event of any breach of this Agreement by Executive, if Company or any Affiliated Company should employ attorneys or incur other expenses for the enforcement of any obligation or agreement of Executive contained herein, Executive agrees that, on demand and to the extent permitted by law, Executive shall reimburse Company or the Affiliated Company for its reasonable attorneys' fees and such other reasonable expenses so incurred.

         12. ARBITRATION. Except for the right to seek injunctive relief in a court of competent jurisdiction for a breach or threatened breach of this Agreement as provided in Section 11, any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity hereof (collectively, a "Claim") shall be settled by arbitration pursuant to the rules of the American Arbitration Association. Any such arbitration shall be conducted by one arbitrator, with experience in the matters covered by this Agreement, mutually acceptable to the parties. If the parties are unable to agree on the arbitrator within thirty (30) days of one party giving the other party written notice of intent to arbitrate a Claim, the American Arbitration Association shall appoint an arbitrator with such qualifications to conduct such arbitration. The decision of the arbitrator in any such arbitration shall be conclusive and binding on the parties. Any such arbitration shall be conducted in Atlanta, Georgia.

         13. AGREEMENT BINDING. This Agreement shall be binding upon and inure to the benefit of Company and Affiliated Companies, and their successors, assignees, and designees, and Executive and Executive's heirs, executors, administrators, personal representatives and assigns.

         14. ENTIRE AGREEMENT; PREVIOUS AGREEMENT. This Agreement contains the entire agreement between the parties and no statements, promises or inducements made by any party hereto, or agent of either party, which are not contained in this Agreement shall be valid or binding; provided, however, that the matters dealt with herein supersede previous written agreements between the parties on the same subject matters only to the extent such previous provisions are inconsistent with this Agreement and other provisions in written agreements between the parties not inconsistent with this Agreement are not affected. This Agreement may not be enlarged, modified or altered except in writing signed by the parties.

         15. NONWAIVER. The failure of Company or any Affiliated Companies to insist upon strict performance of the terms of this Agreement, or to exercise any option herein, shall not be construed as a waiver or a relinquishment for the future of such term or option, but rather the same shall continue in full force and effect.

         16. NOTICES. All notices, requests, demands and other communications required or permitted by this Agreement or by any statute relating to this Agreement shall be in writing and shall be deemed to have been duly given if delivered or mailed, first-class, certified mail, postage prepaid, addressed as follows:

                  To Company:               Charles R. Morgan
                                            Executive Vice President and
                                                     General Counsel
                                            BellSouth Corporation
                                            2002 Campanile
                                            1155 Peachtree Street, N.E.
                                            Atlanta, GA  30309

                  To Executive:             Ronald M. Dykes
                                            110 Green Fall Pointe
                                            Atlanta, GA  30350
                                            (or such other address as shall be
                                            provided by Executive to Company
                                            from time to time)

         17. POOLING OF INTERESTS ACCOUNTING TREATMENT. Notwithstanding anything to the contrary in this Agreement, if the application of any provision(s) of this Agreement would preclude the use of pooling of interests accounting treatment with respect to a transaction for which such treatment otherwise is available and to be adopted by Company, this Agreement shall be modified as it applies to such transaction, to the minimum extent necessary to prevent such impact, including if necessary the invalidation of such provisions (or the entire Agreement, as the case may be). If the pooling of interests accounting rules require modification or invalidation of one or more provisions of this Agreement as it applies to such transaction, the adverse impact on the Executive shall, to the extent reasonably possible, be proportionate to the adverse impact on other similarly situated employees of Company. The Board of Directors of Company shall, in its sole and absolute discretion, make all determinations necessary under this Section; provided, that determinations regarding the application of the pooling of interests accounting rules for these purposes shall be made by Company, with the concurrence of Company's independent auditors at the time such determination is to be made.

         18. NONDUPLICATION. Notwithstanding any other provisions of this Agreement, if Executive becomes entitled to benefits under Article III of the CIC Agreement, the severance benefits described in Article III(a) of the CIC Agreement shall be in lieu of any termination allowance to which Executive is otherwise entitled under Section 2 of this Agreement or any retirement allowance to which Executive is otherwise entitled under Section 4(b) of this Agreement. Except as otherwise specifically provided in this Section 18, both this Agreement and the CIC Agreement shall continue in full force and effect, and
Article X(e) of the CIC Agreement shall be interpreted consistently herewith.

         19. NONDISCLOSURE. Executive shall not disclose the existence or terms of this Agreement to any third party (excluding Executive's spouse and children), except to receive advice of legal counsel, financial advisors or tax advisors (who shall also be required to maintain its confidentiality) or to comply with any statutory or common law duty; provided that these restrictions on disclosure shall not apply to the extent that the existence of this Agreement are disclosed by Company or any Affiliated Company as part of its periodic public filings and disclosures or otherwise.

         20. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

         21. GOVERNING LAW. This Agreement shall be construed under and governed by the laws of the State of Georgia. Executive has been advised to consult with an attorney, acknowledges having had ample opportunity to do so and fully understands the binding effect of this Agreement. In this regard, Executive acknowledges that a copy of this Agreement was provided to Executive for review and consideration for up to twenty-two (22) days. Further, Executive understands that this Agreement may be revoked by Executive within seven (7) days from the date of execution of this Agreement.

         22. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meaning specified below:

         (A) "AFFILIATED COMPANIES" - shall mean Company and each entity in respect of which Company owns directly or indirectly (i) with respect to a corporation, stock that represents at least ten (10%) percent of the total combined voting power of all classes of stock in the corporation in connection with the election of directors of such corporation, or (ii) in the case of a joint venture, partnership, limited liability company or similar entity, and interest of at least ten (10%) percent in the capital or profits of such entity.

         (B) "BASE SALARY" - shall have the meaning ascribed to such term in Section 2 of this Agreement.

         (C) "CAUSE" - shall mean Executive's (i) engaging in an act (or acts) of willful dishonesty involving Company or Affiliated Companies or their business(es) that is demonstrably injurious to Company or Affiliated Companies;
(ii) refusal or failure to follow reasonable instructions of Company's Chief Executive Officer or Board of Directors; or (iii) conviction of a crime classified as a felony.

         (D) "CIC AGREEMENT" - the Executive Severance Agreement entered into by and between Executive and Company on October 17, 1996, providing certain benefits in the event of a change in corporate control of Company, as amended from time to time.

         (E) "CONFIDENTIAL INFORMATION" - shall have the meaning ascribed to such term in Section 7 of this Agreement.

         (F) "GOOD REASON" - shall mean, without Executive's express written consent a reduction in Executive's Base Salary, or his compensation band, as in effect immediately prior to such reduction, or the failure to pay a bonus award to which Executive is otherwise entitled under any of the short term or long term incentive plans in which Executive participates (or any successor incentive compensation plans) at the time such awards are usually paid.

         (G) "PERSON" - shall mean any individual, corporation, bank, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental or other legal or business entity.

         (H) "RESTRICTED SHARES AWARD" AND "RESTRICTED SHARES AWARD AGREEMENT" - shall have the meanings ascribed to such terms in the Prior Agreement.

         (I) "SERP" - the BellSouth Corporation Supplemental Executive Retirement Plan, as amended from time to time.

         (J)      "TERRITORY" - shall have the meaning ascribed to such term in
Section 8 of this Agreement.

         IN WITNESS WHEREOF, Company has caused this Agreement to be executed by its duly authorized representative, and Executive has executed this Agreement, as of the date written above.


EXECUTIVE:                                BELLSOUTH CORPORATION:


/s/ Ronald M. Dykes
-----------------------------------       By: /s/ Richard D. Sibbernsen
RONALD M. DYKES                              -----------------------------------
                                          Title: Vice-President Human Resources
                                                --------------------------------

                                   EXHIBIT "A"

                                RELEASE AGREEMENT

         For and in consideration of the mutual promises contained in the Transition Agreement entered into on the __ day of __________, 20___, between Ronald M. Dykes ("Executive") and BellSouth Corporation ("Company"), Executive does hereby, for himself, his heirs, executors, administrators, and assigns, release and forever discharge Company, its subsidiary, affiliated and associated companies, and any employee, officer, director, representative, agent, successor or assign of any such entity, and all persons acting by, through and under or in concert with any of them (both in their personal and official capacities), from any and all claims, demands, actions, causes of action, remedies, suits, obligations, damages, losses, costs and expenses, of whatever kind or nature, whether under common law, state law, federal law or otherwise, including without limitation the Age Discrimination in Employment Act of 1967, as amended, through the date of this Release Agreement, including without limitation those arising from or in connection with the terms and conditions of Executive's employment with Company and any subsidiary, affiliated and associated companies, or the termination of Executive's employment. This Release is not intended to affect benefits to which Executive may be entitled under any pension, savings, health, welfare or other benefit plan in which Executive is a participant.

         Executive covenants and agrees not to make or file any claim, demand or cause of action or seek any remedy of whatever nature, whether under common law, state law, federal law or otherwise arising from or in connection with the matters discharged and waived above. Notwithstanding the foregoing, in the event Executive files a charge or lawsuit under the Age Discrimination in Employment Act of 1967 ("ADEA") and thereby challenges the validity of the release described herein, such charge or lawsuit will not be considered a breach of this provision.

         Executive has been advised to consult with an attorney, acknowledges having had ample opportunity to do so, and fully understands the binding effect of this Release Agreement. Executive acknowledges that a copy of this Release Agreement was provided to him on __________, 2001, for review and consideration for up to twenty-two (22) days. Executive understands that this Release may be revoked by him within seven (7) days from the date of execution of this Release Agreement.

         Executive agrees that this Agreement shall be construed under and governed by the laws of the State of Georgia.

         Executive now states that the only consideration for his signing this Release Agreement is the mutual promises and payment of the sum described above; that no other promises or agreements of any kind or nature have been made to, or with, him by Company or its agents to cause him to sign this Release Agreement, and that Executive fully understands the meaning and intent of this instrument.

         WITNESS my hand and seal this ____ day of __________, 20___.



                                           ------------------------------------
                                           RONALD M. DYKES

                                   EXHIBIT "B"

BELLSOUTH

International

Argentina (CRM - Buenos Aires) - Compania de Radiocomunicaciones Moviles, S.A. Brazil (BCP - Sao Paulo; BSE - Northeast Region) - BCP S.A. & BSE S.A.
      (Region 10)
Chile (BellSouth Chile and BellSouth Comunicaciones - Valparaiso and
Santiago) - BellSouth Chile S.A. BellSouth Comunicaciones S.A.
Denmark (Sonofon - Nationwide) - Dansk Mobiltelefon I/S
Ecuador (Otecel - Nationwide) - Otecel S.A.
Germany (E-Plus - Nationwide) - E-Plus Mobilfunk GmbH
Guatemala - BellSouth Guatemala Limited S.C.A.
India (Skycell - Madras Region) - Skycell Communications Limited
Israel (Cellcom - Nationwide) - CellCom Israel Ltd.
Nicaragua (Telefonia Celular - Managua and the Pacific Coast)
      - Telefonia Celular de Nicaragua, S.A.
Panama (BSC - Nationwide) - BSC de Panama S.A.
Peru (Tele 2000 - Lima) - BellSouth Peru, S.A.
Uruguay (Abiatar - Coastal Corridor) - Abiatar S.A.
Venezuela (Telcel - Nationwide) - Telcel Celular C.A.

Mobile Systems

                                CELLULAR MARKETS

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STATE                   MARKETS - MSAS AND RSAS                    COUNTIES
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
Alabama                 Anniston, AL                               Calhoun; Jefferson; St. Clair; Shelby; Walker; Colbert;
                        Birmingham, AL                             Lauderdale; Etowah; Limestone; Madison; Marshall; Baldwin;
                        Florence, AL                               Mobile; Tuscaloosa; Franklin; Marion; Winston; Morgan;
                        Gadsden, AL                                Lawrence; Jackson; Lamar; Fayette; Pickens; Sumter; Greene;
                        Huntsville, AL                             Hale; Cleburne; Talladega; Clay; Randolph; Washington;
                        Mobile, AL                                 Clarke; Monroe; Conecuh; and, Escambia.
                        Tuscaloosa, AL AL 1(B1, B2 and B5)
                           - Franklin
                        AL 2(B1) - Jackson
                        AL 3(B1) - Lamar
                        AL 5(B1) - Cleburne
                        AL 6 - Washington

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California              Los Angeles, CA                            Los Angeles; Orange; Riverside; and, San Bernardino
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Florida                 Daytona Beach, FL                          Volusia; Baker; Clay; Duval; Nassau; St. Johns; Dada;
                        Jacksonville, FL                           Broward; Brevard; Orange; Osceola; Seminole; Palm; Beach;
                        Miami, FL                                  Hendry; Glades; Okeechobee; Indiana River; Citrus; Sumter;
                        Melbourne-Titusville-Palm Bay, FL          Putnam; Flagler; and Monroe
                        Orlando, FL
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                                      B-1
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STATE                   MARKETS - MSAS AND RSAS                    COUNTIES
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
                        West Palm Beach-Boca Raton, FL.
                        FL 1(B2) - Collier
                        FL 2(B2 and B3) - Glades
                        FL 4(B2) - Citrus
                        FL 5(B1 and B3) - Putnam
                        FL 11(B1) - Monroe
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Georgia                 Athens, GA                                 Clarke; Jackson; Madison; Oconee; Butts; Cherokee; Clayton;
                        Atlanta, GA                                Cobb; DeKalb; Douglas; Fayette; Forsyth; Fulton; Gwinnett;
                        Macon-Warner Robins, GA                    Henry; Newton; Palding; Rockdale; Walton; Bibb; Houston;
                        GA 1 - Whitfield                           Jones; Peach; Twiggs; Whitfield; Murray; Gordon; Pickens;
                        GA 2(B1, B2 and B3) - Dawson               Gilmer; Fannin; Union; Towns; Dawson; Lumpkin; White;
                        GA 3 - Chattooga                           Habersham; Hall; Banks; Franklin; Stephens; Rabun; Barrow;
                        GA 4 (B1 and B3) - Jasper                  Chattooga; Floyd; Polk; Bartow; Jasper; Putnam; Morgan;
                        GA 5 (B1) - Haralson                       Greene; Oglethorpe; Elbert; Hart; Haralson; Carroll;
                        GA 6 (B4 and B5) - Spalding                Spalding; Lamar; Pike; Monroe; Crawford; Hancock; Baldwin;
                        GA 7- Hancock                              Wilkinson; Laurens; Washington; Johnson; Bleckley; Pulaski;
                        GA 10 - Bleckley                           Dodge; Wilcox; Telfair; Ben Hill; Turner; Irwin; Coffee; Jeff
                                                                   Davis; Wheeler; and, Montgomery
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Indiana                 Anderson, IN                               Madison; Monroe; Gibson; Lake; Porter; Henderson (KY); Posey;
                        Bloomington, IN                            Vanderburgh; Warrick; Boone; Hamilton; Hancock; Hendricks;
                        Gary, IN                                   Johnson; Marion; Morgan; Shelby; Howard; Tipton; Tippecanoe;
                        Evansville, IN                             Delaware; Clay; Sullivan; Vermillion; Vigo; Warren; Fountain;
                        Indianapolis, IN                           Montgomery; Parke; Putnam; Benton; Owen; Greene; Knox;
                        Kokomo, IN                                 Daviess; Martin; Pike; Dubois; Perry; Spencer; Brown;
                        Lafayette, IN                              Bartholomew; Lawrence; Jackson; Orange; Washington; Crawford;
                        Muncie, IN                                 Harrison; Decatur; Jennings; Ripley; Ohio; Switzerland;
                        Terre Haute, IN                            Jefferson; and, Scott
                        IN 5 - Warren
                        IN 7 - Owen
                        IN 8 - Brown
                        IN 9 - Decatur
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Kentucky                Lexington-Fayette, KY                      Bourbon; Clark; Fayette; Jessamine; Scott; Woodford; Bullitt;
                        Louisville, KY/IN                          Jefferson; Oldham; Clark (IN); Floyd (IN); Daviess; Fulton;
                        Owensboro, KY/IN                           Hickman; Carlisle; Ballard; McCracken; Graves; Marshall;
                        KY 1 - Fulton                              Calloway; Union; Webster; Hopkins; Crittenden; Livingston;
                        KY 2 - Union                               Caldwell; Lyon; Trigg; Meade; Breckinridge; Hancock; Ohio;
                        KY 3 - Meade                               Grayson; McLean; Muhlenberg; Butler; Edmondson; Todd; Logan
                        KY 6(B2) - Madison                         Warren; Simpson; Allen; Madison; Garrard; Boyle; Casey;
                        KY 7(B1 and B3) - Trimble                  Lincoln; Trimble; Henry; Franklin; Owen; Harrison; Shelby;
                        KY 8 - Mason                               Mason; Lewis; Fleming; Bath; Montgomery; Rowan; Bracken;
                        KY 9 - Elliott                             Robertson; Nicholas; Menifee; Elliott; Lawrence; Morgan;
                        KY 10 - Powell                             Magoffin; Johnson; Martin; Floyd; Pike; Powell; Estill;
                        KY 11 - Clay                               Wolfe; Lee; Jackson; Owsley; Breathhitt; Perry; Knott;
                                                                   Letcher; Clay; Leslie; Whitley; Knox; Bell; and, Harlan
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Louisiana               Baton Rouge, LA                            Parishes:  Ascension; East Baron Rouge; Livingston; West
                        Lafayette, LA                              Baton Rouge; Lafayette; St. Martin; Ouachita; Jefferson;
                        Monroe, LA                                 Orleans; St. Bernard; St. Tammany; Bossier; Caddo; Webster;
                        New Orleans, LA                            Beauregard; Allen; Evangeline; Avoyelles; St.
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                                      B-2
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STATE                   MARKETS - MSAS AND RSAS                    COUNTIES
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
                        Shreveport, LA                             Landry; Acadia; Vermillion; Pointe Coupee; Iberville; Iberia;
                        LA 5(B2) - Beauregard                      St. Mary; Assumption; West Feliciana; East Feliciana; St.
                        LA 6(B1 and B2) - Iberville                Helena; Tangipahoa; Washington; St. James; St. Charles; St. John
                        LA 7 - West Feliciana                      the Baptist; and Plaquemines
                        LA 8 - St. James
                        LA 9 - Plaquemines
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Mississippi             Jackson, MS                                Hinds; Madison; Rankin; Tunica; Tate; Marshall; Benton;
                        MS 1(B1) - Tunica                          Tippah; Alcorn; Tishomingo; Prentiss; Union; Pontotoc; Lee;
                        MS 2 - Benton                              Itawamba; Carroll; Holmes; Yalobusha; Granada; Calhoun;
                        MS 3 (B2) - Bolivar                        Chickasaw; Clay; Monroe; Warren; Montgomery; Attala; Leake;
                        MS 4(B1 and B2) - Yalobusha                Neshoba; Kemper; Scott; Newton; Lauderdale; Claiborne;
                        MS 5 (B2) - Washington                     Copiah; Simpson; Lawrence; Jefferson Davis; Smith; Jasper;
                        MS 6 (B1) - Montgomery                     and, Clarke
                        MS 7 (B1 and B2) - Leake
                        MS 8(B2) - Claiborne
                        MS 9 (B1) - Copiah
                        MS 10 (B2) - Smith
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Pennsylvania            Pittsburgh, PA                             Allegheny; Beaver; Washington; and, Westmoreland
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South Carolina          Columbia, SC                               Lexington; Richland; and, Florence
                        Florence, SC
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Tennessee               Chattanooga, TN/GA                         Hamilton; Marion; Sequatchie; Catoosa (GA); Dade (GA); Walker
                        Clarksville-Hopkinsville, TN/KY            (GA); Christian (KY); Montgomery; Shelby; Tipton; Crittenden
                        Memphis, TN/AR/MS                          (AR); De Soto (MS); Cheatham; Davidson; Dickson; Robertson;
                        Nashville-Davidson, TN                     Rutherford; Sumner; Williamson; Wilson; Lauderdale; Crockett;
                        TN 1(B1 and B4) - Lake                     Gibson; Carroll; Benton; Stewart; Houston; Humphreys;
                        TN 5(B1, B2 and B3) - Fayette              Fayette; Haywood; Madison; Hardeman; Chester; Henderson;
                        TN 6 - Giles                               McNairy; Hardin; Decatur; Perry; Wayne; Hickman; Lewis;
                        TN 7(B1 and B2) - Bledsoe                  Lawrence; Giles; Marshall; Lincoln; Moore; Bedford; Franklin;
                        TN 9 - Maury                               Rhea; Meigs; Bradley; and, Maury
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Texas                   Bryan-College Station, TX                  Brazos; Galveston; Brazona; Fort Bend; Harris; Liberty;
                        Galveston-Texas City, TX                   Montgomery; Waller; Newton; Jasper; Tyler; Polk; San
                        Houston, TX                                Jancinto; Walker; Grimes; Madison; Houston; and, Trinity
                        TX 17 - Newton
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                                   PCS MARKETS

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STATE                   MARKETS - BTAS                             COUNTIES
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
Alabama                 Dothan-Enterprise, AL                      Coffee; Dale; Geneva; Henry; Houston; Cherokee; DeKalb;
                        Gadsden, AL                                Etowah; Autauga; Bullock; Butler; Covington; Crenshaw;
                        Montgomery, AL                             Elmore; Lowndes; Macon; Montgomery; Pike; Chambers; Lee;
                        Opelika-Auburn, AL                         Dallas; Perry; and, Wilcox
                        Selma, AL
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Florida                 Ft. Myers, FL                              Charlotte; Glades; Hendry; Lee; Indian River; Martin; St.
                        Ft. Pierce-Vero Beach-Stuart, FL           Lucie; Okalossa; Walton; Alachua; Bradford; Dixie;
                        Ft. Walton Beach, FL                       Gilchrist; Levy; Union; Allen; Beauregard; Calcasieu;
                        Gainesville, FL                            Cameron; Jefferson Davis; Polk; Collier; Marion; Bay;
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                                      B-3
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STATE                   MARKETS - BTAS                             COUNTIES
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
                        Lake Charles, FL                           Gulf; Holmes; Washington; Escambia; Santa Rosa; DeSoto;
                        Lakeland-Winter Haven, FL                  Manatee; Sarasota; Calhoun; Franklin; Gadsden; Jackson;
                        Naples, FL                                 Jefferson; Leon; Liberty; Madison;; Taylor; Wakulla;
                        Ocala, FL                                  Grady; Thomas; Citrus; Hardee; Hernando; Highlands; Pasco;
                        Panama City, FL                            Pinellas; and, Hillsborough
                        Pensacola, FL
                        Sarasota-Bradenton, FL
                        Tallahassee, FL
                        Tampa-St. Petersburg-Clearwater, FL
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Georgia                 Albany-Tifton, GA                          Jeff Baker; Calhoun; Clay; Colquitt; Decatur; Dougherty;
                        Augusta, GA                                Early; Irwin; Lee; Miller; Mitchell; Randolph; Seminole;
                        Brunswick, GA                              Terrell; Tift; Turner; Worth; Burke; Columbia; Glascock;
                        Columbus, GA                               Jefferson; Jenkins; Lincoln; McDuffie; Richmond;
                        LaGrange, GA                               Taliaferro; Warren; Wilkes; Aiken; Allendale; Barnwell;
                        Savannah, GA                               Edgefield; Glynn; McIntosh; Barbour; Russell;
                        Valdosta, GA                               Chattahoochee; Harris; Marion; Muscogee; Quitman; Schley;
                        Waycross, GA                               Stewart; Sumter; Talbot; Webster; Heard; Troup; Appling;
                                                                   Bryan; Bulloch; Candler; Chatham; Effingham; Emanuel; Evans;
                                                                   Jeff Davis; Liberty; Long; Montgomery; Screven; Tattnall;
                                                                   Toombs; Wayne; Beaufort; Hampton; Jasper; Atkinson; Berrien;
                                                                   Brooks; Clinch; Cook; Echols; Lanier; Lowndes; Bacon; Brantley;
                                                                   Coffee; Pierce; and, Ware.
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Kentucky                Middlesboro-Harlan, KY                     Bell; Harlan; Letcher; and, Claiborne
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Louisiana               Alexandria, LA                             Avoyelles; Grant; La Salle; Rapides; Vernon; Winn;
                        Houma-Thibodaux, LA                        Assumption; Lafourche; St. Mary; Terrebonne; Ashley;
                        Monroe, LA                                 Caldwell; Catahoula; East Carroll; Franklin; Madison;
                        Shreveport, LA                             Morehouse; Ouachita; Richland; Tensas; Union; West
                                                                   Carroll; Bienville; Bossier; Caddo; Claiborne; De Soto;
                                                                   Jackson; Lincoln; Natchitoches; Red River; Sabine;
                                                                   Webster; and, Shelby
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Mississippi             Biloxi-Gulfport-Pascagoula, MS             George; Hancock; Harrison; Jackson; Stone; Lamar; Choctaw;
                        Columbus-Starkville, MS                    Clay; Lowndes; Noxubee; Oktibbeha; Webster; Chicot;
                        Greenville-Greenwood, MS                   Bolivar; Carroll; Issaquena; Leflore; Sharkey; Sunflower;
                        Hattiesburg, MS                            Washington; Covington; Forrest; Greene; Marion; Perry;
                        McComb-Brookhaven, MS                      Amite; Lawrence; Lincoln; Pike; Walthall; Concordia;
                        Natchez, MS                                Adams; Franklin; and, Jefferson
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North Carolina          Ashville-Hendersonville, NC                Avery; Buncombe; Cherokee; Clay; Graham; Haywood;
                        Burlington, NC                             Henderson; Jackson; McDowell; Macon; Madison; Mitchell;
                        Charlotte-Gastonia, NC                     Swain; Transylvania; Yancey; Alamance; Anson; Cabarrus;
                        Fayetteville-Lumberton, NC                 Cleveland; Gaston; Iredell; Lincoln; Mecklenburg;
                        Goldsboro-Kinston, NC                      Richmond; Rowan; Rutherford; Stanley; Union; Chester;
                        Greensboro-Winston-Salem-Highpoint,        Chesterfield; Lancaster; Marlboro; York; Bladen;
                        NC                                         Cumberland; Hoke; Moore; Robeson; Sampson; Scotland;
                        Hickory-Lenoir-Morganton, NC               Duplin; Greene; Lenoir; Wayne; Alleghany; Ashe; Davidson;
                        Jacksonville, NC                           Davie; Forsyth; Guilford; Montgomery; Randolph;
                        New Bern, NC                               Rockingham; Stokes; Surry; Watauga; Wilkes; Yadkin;
                        Raleigh-Durham, NC                         Alexander; Burke; Caldwell; Catawba; Onslow; Carteret;
                        Roanoke Rapids, NC                         Craven; Jones; Bern; Pamlico; Chatam; Durham;
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                                      B-4
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STATE                   MARKETS - BTAS                             COUNTIES
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
                        Rocky Mount-Wilson, NC                     Franklin; Granville; Harnett; Johnston; Lee; Orange;
                        Wilmington, NC                             Person; Vance; Wake; Warren; Halifax; Northampton;
                                                                   Edgecombe; Nash; Wilson; Brunswick; Columbus; New
                                                                   Hanover; and, Pender
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South Carolina          Anderson, SC                               Henry; Madison; Berkeley; Charleston; Colleton;
                        Charleston, SC                             Dorchester; Georgetown; Williamsburg; Fairfield; Kershaw;
                        Columbia, SC                               Lexington; Newberry; Richland; Saluda; Darlington; Dillon;
                        Florence, SC                               Florence; Marion; Polk; Cherokee; Greenville; Laurens;
                        Greenville-Spartanburg, SC                 Pickens; Spartanburg; Union; Greenwood; McCormick; Horry;
                        Greenwood, SC                              Bamberg; Calhoun; Orangeburg; Clarendon; Lee; and, Sumter;
                        Myrtle Beach, SC
                        Orangeburg, SC
                        Sumter, SC
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Tennessee               Dyersburg-Union City, TN                   Fulton; Dyer; Lake; Obion; Weakley Carter; Greene;
                        Kingsport, TN-Johnson City, TN-Bristol,    Hawkins; Johnson; Sullivan; Unicoi; Washington; Dickenson;
                        VA/TN                                      Lee; Russell; Scott; Smyth; Wise; Bristol; Norton;
                        Knoxville, TN                              Anderson; Blount; Campbell; Cocke; Cumberland; Grainger;
                                                                   Hamblen; Hancock; Jefferson; Knox; Loudon; McMinn; Monroe;
                                                                   Morgan; Roane; Scott; Sevier; and, Union
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SBC

Mobile Systems

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STATE                   MARKETS - MSAS AND RSAS                    COUNTIES
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
Arkansas                AR1, AR2, AR3, AR4, AR5, AR6,              Calhoun; Ouachita; Union; Madison; Benton; Washington;
                        AR7, AR8, AR10, AR12                       Franklin; Logan; Scott; Crawford; Sebastian; Boone;
                        Fayetteville, Ft. Smith, Little Rock,      Carroll; Newton; Marion; Searcy; Garland; Hot Spring;
                        Pine Bluff                                 Lawrence; Randolph; Craighead; Greene; Poinsett; Clark;
                                                                   Dallas; Grant; Baxter; Izard; Stone; Independence; Jackson;
                                                                   Sharp; Arkansas; Monroe; Cleburne; Prairie; White; Woodruff;
                                                                   Conway; Perry; Van Buren; Faulkner; Lonoke; Pulaski; Saline;
                                                                   Bradley; Cleveland; Desha; Drew; Lincoln; Jefferson; Pope;
                                                                   Yell; Johnson; Chicot; Mississippi; Cross; Lee; Phillips;
                                                                   Fulton; St. Francis Clay; and Ashley
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Arizona                 AZ1                                        Mohave
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California              CA1, CA2, CA3, CA4, CA5, CA6, CA7, CA8,    Glenn; Butte; Del Norte; Humboldt; Madera; Kern; Imperial;
                        CA9, CA10, CA11, CA12                      Fresno; Mariposa; Merced; Tuolumne; Stanislaus; Monterey;
                        Bakersfield, Chico, Fresno, Los Angeles,   San Luis Obispo; Siskiyou; Trinity; Tehama; Shasta;
                        Modesto, Oxnard, Salinas, Redding,         Alpine; Mono; Nevada; Sierra; El Dorado; Lassen; Plumas;
                        Sacramento,                                Amador; Colusa; Placer; Sacramento; Yolo; San Benito;
                        San Diego, San Francisco,                  Lake; Mendocino; Alameda; Contra Costa; Marin; San
                        San Jose, Santa Barbara,                   Francisco; San Mateo; Santa Clara; Santa; Cruz; Sonoma;
                        Santa Cruz, Santa Rosa, Vallejo,           Napa; Solano; Calaveras; San Joaquin; Kings; Tulare;
                        Stockton, Visalia, Yuba City               Sutter; Yuba; Inyo; Los Angeles; Orange; Riverside; San
                                                                   Bernardino; Ventura; Santa Barbara; and San Diego
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                                      B-5
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STATE                   MARKETS - MSAS AND RSAS                    COUNTIES
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
Connecticut             CT1, CT2                                   Hartford; Middlesex; Tolland; Litchfield; New Haven;
                        Bridgeport, Hartford, New Haven, New       Windham; New London; and Fairfield
                        London
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District of Columbia    Washington                                 District of Columbia
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Delaware                DE1                                        Kent, Sussex, New Castle
                        Wilmington
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Hawaii                  HI1                                        Kauai
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Illinois                IL2, IL4, IL5, IL6, IL7, IL9               McLean; Livingston; De Witt; Logan; Champaign; Ford; Pike;
                        Bloomington, Champaign, Aurora, Chicago,   Kendall; Cook; DuPage; Kane; Lake; McKenry; Will; Grundy;
                        Joliet, Decatur, Kankakee, Springfield,    Macon; Moultrie; Effingham; Fayette; Shelby; Cass; Greene;
                        St. Louis                                  Morgan; Scott; Iroquois; Kankakee; Bureau; La Salle;
                                                                   Putnam; Marshall; Stark; Mason; Christian; Montgomery;
                                                                   Menard; Sangamon; Clark; Crawford; Edgar; Lawrence;
                                                                   Marion; Adams; Brown; Piatt; Calhoun; Macoupin; Bond;
                                                                   Clinton; Madison; Monroe; and St. Clair
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Indiana                 IN1, IN3, IN4, IN5, IN6, IN7, IN8, IN9     Lake; Porter; Madison; Henry; Monroe; Greene; Owen;
                        Gary, Anderson, Bloomington,               Lawrence; Orange; Bartholomew; Brown; Jackson; Jennings;
                        Indianapolis, Kokomo, Lafayette,           Putnam; Rush; Decatur; Boone; Hamilton; Hancock;
                        Muncie, Terre Haute, Cincinnati            Hendricks; Johnson; Marion; Morgan; Shelby; Pulaski; Cass;
                                                                   Miami; Howard;  Tipton; White; Carroll; Clinton; Benton;
                                                                   Montgomery; Tippecanoe; Grant; Wabash; Blackford; Jay;
                                                                   Randolph; Delaware; Fayette; Union; Wayne; Parke; Clay;
                                                                   Sullivan; Vermillion;Vigo; Daviess; Knox; Martin; and
                                                                   Dearborn
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Kansas                  KS5, KS10, KS15                            Cherokee; Johnson; Wyandotte; Atchison; Leavenworth;
                        Kansas City, Lawrence, Topeka, Wichita     Douglas; Allen; Crawford; Doniphan; Jefferson; Osage;
                                                                   Shawnee; Chautauqua; Montgomery; Wilson; Butler; and
                                                                   Sedgwick
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Kentucky                KY7                                        Boone; Campbell; Kenton; Gallatin; Grant; and Pendleton
                        Cincinnati
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Louisiana               LA6, LA7, LA8, LA9                         Ascension; E. Baton Rouge; Livingston; W. Baton Rouge;
                        Baton Rouge, Houma, New Orleans            Iberville; St. Helena; Tangipahoa; Lafourche; Terebonne;
                                                                   Assumption; St. Mary; Iberia; St. Charles; St. James; St.
                                                                   John-Baptist; Plaqemines; Jefferson; Orleans; St. Bernard;
                                                                   and St. Tammany
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Maryland                MD2                                        Anne Arundel; Baltimore City; Baltimore County; Carroll;
                        Baltimore, Washington, Wilmington          Hartford; Howard; Charles; Montgomery; Prince George's;
                                                                   Caroline; and Cecil
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Massachusetts           MA1, MA2                                   Essex; Middlesex; Norfolk; Plymouth; Suffolk; Barnstable;
                        Boston, Pittsfield, New Bedford,           Dukes; Nantucket; Berkshire; Bristol; Franklin; Hampden;
                        Springfield, Worcester                     Hampshire; and Worcester
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Michigan                MI5                                        Lapeer; Livingston; Macomb; Oakland; St. Clair; Washtenaw;
                        Detroit, Flint                             Wayne; Genesee; Shiawassee; Lake; Mason; Benzie; Lee
                                                                   Lanau; Manistee; Missaukee; Osceola; and Wexford
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                                      B-6
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STATE                   MARKETS - MSAS AND RSAS                    COUNTIES
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
Missouri                MO7, MO8, MO9, MO10, MO11, MO12, MO13,     Jasper; Newton; Barton; McDonald; Cass; Clay; Jackson;
                        MO14, MO15, MO16, MO18, MO19               Platte; Ray; Johnson; Lafayette; Saline; Bates; Henry;
                        Joplin, Kansas City, St. Joseph,           Vernon; Benton; Morgan; Cooper; Pettis; Andrew; Buchanan;
                        Columbia, Springfield, St. Louis           Pemiscot; Bollinger; Cape Girardeau; Perry; Mississippi;
                                                                   New Madrid; Scott; Boone; Howard; Montgomery; Cole;
                                                                   Miller; Moniteau; Osage; Callaway; Wayne; Butler; Dunklin;
                                                                   Stoddard; Dent; Maries; Phelps; Pulaski; Camden; Dallas;
                                                                   Hickory; Polk; Barry; Dade; Lawrence; Douglas; Stone;
                                                                   Taney; Laclede; Texas; Webster; Wright; Christian; Greene;
                                                                   Gasconade; Crawford; St. Francois; Ste. Genevieve;
                                                                   Washington; Madison; Lincoln; Warren; Franklin; Jefferson;
                                                                   St. Charles; and St. Louis
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Nevada                  NV1, NV2, NV3, NV4, NV5                    Clark; Esmeralda; Nye; Lincoln; Churchill; Humboldt;
                        Las Vegas, Reno                            Pershing; Elko; Eureka; Lander; Carson City; Douglas;
                                                                   Lyon; Storey; Mineral; and Washoe
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New Hampshire           Boston                                     Rockingham
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New Jersey              NJ2                                        Warren; Monmouth; Middlesex; Ocean; Atlantic; Cape May;
                        Allentown, Long Branch, New Brunswick,     Burlington; Camden; Goucester; Mercer; Cumberland; and
                        Atlantic City, Philadelphia, Trenton,      Salem
                        Vineland, Wilmington
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New York                NY1, NY4                                   Erie; Niagara; Seneca; Yates; Livingston; Monroe; Ontario;
                        Buffalo, Rochester, Albany, Glen Falls,    Orleans; Wayne; Albany; Montgomery; Rensselaer; Saratoga;
                        Syracuse, Utica                            Schenactady; Chenango; Schuyler; Warren; Washington;
                                                                   Tompkins; Cayuga; Cortland; Madison; Oneida; Oswego;
                                                                   Herkimer; Onondaga; Jefferson; Lewis; and St. Lawrence
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Ohio                    OH2, OH3, OH4, OH5, OH6, OH7, OH8, OH10,   Clermont; Hamilton; Warren; Butler; Adams; Brown; Clinton;
                        OH11                                       Highland; Greene; Miami; Montgomery; Preble; Darke; Logan;
                        Cincinnati, Hamilton, Dayton,              Mercer; Shelby; Champaign; Clark; Ashtabula; Carroll;
                        Springfield, Canton, Akron, Cleveland,     Stark; Coshocton; Tuscarawas; Portage; Summit; Cuyahoga;
                        Lorain, Mansfield, Youngstown, Columbus    Geauga; Lake; Medina; Lorain; Holmes; Wayne; Richland;
                                                                   Crawford; Ashland; Columbiana; Erie; Huron; Mahoning;
                                                                   Trumbull; Defiance; Fairfield; Franklin; Madison;
                                                                   Pickaway; Hocking; Union; Fayette; Perry; and Muskingum
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Oklahoma                OK3, OK4, OK6, OK9, OK10                   Ottawa; Le Flore; Sequoyah; Bryan; Atoka; Coal; Pontotoc;
                        Ft. Smith, Oklahoma City, Tulsa            Carter; Johnston; Love; Marshall; Murray; Latimer;
                                                                   Pittsburg; Lincoln; Logan; Garvin; Canadian; Cleveland;
                                                                   McClain; Oklahoma; Kay; Noble; Payne; Washington; Nowata;
                                                                   Haskell; Adair; Cherokee; McIntosh; Muskogee; Pawnee;
                                                                   Craig; Delaware; Hughes; Okmulgee; Creek; Mayes; Osage;
                                                                   Rogers; Tulsa; and Wagoner
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Pennsylvania            PA1, PA3, PA4, PA8, PA11, PA12             Erie; Crawford; Mercer; Carbon; Lehigh; Northampton;
                        Erie, Sharon, Allentown, Harrisburg,       Cumberland; Dauphin; Perry; Juniata; Mifflin; Lebanon;
                        Lancaster, Philadelphia, Reading, State    Lancaster; Bucks; Chester; Delaware; Montgomery;
                        College, Williamsport, York                Philadelphia; Schuylkill; Berks; Centre; Montour;
                                                                   Northumberland; Snyder; Union; Clinton; Sullivan;
                                                                   Lycoming; Adams; and York
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                                      B-7
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STATE                   MARKETS - MSAS AND RSAS                    COUNTIES
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
Rhode Island            RI1                                        Bristol; Kent; Providence; Washington; and Newport
                        Providence
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Texas                   TX6, TX7, TX9, TX10, TX11, TX15, TX18,     Callahan; Jones; Taylor; Eastland; Potter; Randall;
                        TX19, TX20                                 Collin; Dallas; DeWitt; Ellis; Hood; Johnson; Kaufman;
                        Abilene, Amarillo, Dallas, Killeen,        Parker; Rockwall; Tarrant; Wise; Henderson; Navarro; Van
                        Lubbock, Longview-Marsh, Midland,          Zandt; Cooke; Palo Pinto; Hopkins; Hunt; Erath; Somervell;
                        Odessa, Sherman, Tyler, Waco, Laredo,      Bell; Coryell; Milam; Lampassa; Lubbock; Gregg; Harrison;
                        McAllen, San Antonio, Brownsville,         Panola; Rusk; Camp; Marion; Morris; Upshur; Midland;
                        Corpus Christi                             Ector; Delta; Edwards; Grayson; Fannin; Cass; Anderson;
                                                                   Cherokee; Wood; Smith; Falls; Limestone; Bosque; Hill; McLennan;
                                                                   Jack; Montague; Bee; Refugio; Dimmit; Kinney; Maverick; Val
                                                                   Verde; Zavala; Webb; La Salle; Jim Hogg; Zapata; Hidalgo; Starr;
                                                                   Bexar; Comal; Guadalupe; Bandera; Freestone; Medina; Real;
                                                                   Uvalde; Atascosa; McMullen; Karnes; Wilson; Cameron Willacy;
                                                                   Nueces; San Patricio; Brooks; Duval; Jim Wells; Kenedy; Kleberg;
                                                                   Live Oak; and Aransas
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Virginia                VA10, VA11, VA12                           Page; Madison; Orange; Fredericksburg City; Spotsylvania;
                        Washington                                 King George; Westmoreland; Caroline; Arlington; Clarke;
                                                                   Fauquier; Frederick; Rappanhannock; Winchester City;
                                                                   Culpeper; Stafford; Alexandria City; Fairfax;
                                                                   Loudoun; Manassas City; Manassas Park City; Prince
                                                                   William; Fairfax City; Falls Church City; Shenandoah;
                                                                   Warren; Accomoack; Mathews; Northampton; Louisa;
                                                                   Essex; King and Queen; King William; Lancaster;
                                                                   Middlesex; Northumberland; and Richmond
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West Virginia           WV4                                        Grant; Hampshire; Berkeley; Morgan; Hardy; Pendleton; and
                                                                   Jefferson
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Wisconsin               WI9                                        Kenosha; Fond du Lac; Rock; Walworth; Dane; Columbia;
                        Kenosha, Janesville, Madison, Milwaukee,   Milwaukee; Ozaukee; Washington; Waukesha; Racine; Dodge;
                        Racine, Sheboygan                          Jefferson; and Sheboygan
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


                                      B-8